                                                                   Exhibit 4.4.1

                      FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "AMENDMENT") is entered into as of February 9, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), an Ohio corporation ("BORROWER"), NationsBank, N.A., First Union National Bank, Syndicated Loan Funding Trust, PNC Bank, National Association, Toronto Dominion (Texas), Inc., and ELC (Cayman) Ltd. (collectively, the "EXISTING LENDERS"), Guarantors under the Credit Agreement (hereafter defined), and NationsBank, N.A., as Administrative Agent for the Lenders (in such capacity, "ADMINISTRATIVE AGENT"), and certain financial institutions listed on ANNEX A of this Amendment (collectively, "NEW LENDERS" and together with Existing Lenders, "LENDERS").

                                R E C I T A L S

     A. Borrower, Administrative Agent, and Existing Lenders are parties to that certain Credit Agreement dated as of December 23, 1998 (the "CREDIT AGREEMENT"). Unless otherwise indicated herein, all terms used with their initial letter capitalized are used herein with their meaning as defined in the Credit Agreement; all Section references are to Sections in the Credit Agreement; and all Paragraph references are to Paragraphs in this Amendment.

     B. Borrower, Administrative Agent, and Existing Lenders wish to enter into this Amendment (i) to evidence assignments and assumptions from Existing Lenders to New Lenders, such that New Lenders become Lenders under the Credit Agreement,
(ii) to amend certain provisions of the Credit Agreement which establish minimum amounts for partial assignments among Lenders, (iii) to provide for the issuance of Notes to Lenders only upon a Lender's request, (iv) to clarify certain provisions as they relate to Lenders which are funds or commingled investment vehicles, and (v) to make other clarifying changes.

     C. Lenders are willing to amend the Credit Agreement, but only upon the conditions, among others, that Borrower, Guarantors, Administrative Agent, and each Lender shall have executed and delivered this Amendment and shall have agreed to the terms and conditions of this Amendment.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Administrative Agent, and Lenders hereby agree, as follows:

PARAGRAPH 1. ASSIGNMENTS AND ASSUMPTIONS AMONG LENDERS.

1.1 ASSIGNMENT AND ASSUMPTION. Lenders hereby agree among themselves (and Borrower and Administrative Agent hereby consent to such agreement) that, on the Amendment Effective Date (hereafter defined), there shall be deemed to have occurred certain assignments from Existing Lenders and related assumptions by New Lenders with respect to certain Rights and obligations of Existing Lenders under the Loan Papers, such that, after giving effect to such assignments and assumptions, each Lender's Committed Sum for each Facility and each Lender's Pro Rata Part for purposes of any commitment to fund in respect of any Facility are as stated on ANNEX A hereto. Existing Lenders make such assignments without recourse, representation, or warranty, except as expressly set forth in this PARAGRAPH 1, and New Lenders accept and assume such assignments and assumptions on such terms. Lenders shall make all appropriate payments and adjustments among themselves to effectuate the payment and receipt of the appropriate purchase prices for the assignments and assumptions contemplated in this PARAGRAPH 1.1.

1.2 REPRESENTATION OF EXISTING LENDERS. Each Existing Lender severally (a) represents and warrants that it is the legal and beneficial owner of the interests being assigned by it hereunder and that such interests


                                                                 First Amendment
are free and clear of any adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties, or representations made in or in connection with the Loan Papers or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of the Loan Papers or any other instrument or document furnished pursuant thereto; and
(c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any party to any Loan Paper or the performance or observance by any such party of any of its obligations under the Loan Papers or any other instrument or document furnished pursuant thereto.

1.3   CONFIRMATION AND AGREEMENTS OF NEW LENDERS. Each New Lender severally
(a) confirms that it has received a copy of the Credit Amendment, together with copies of the Current Financials and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment, including, without limitation, the assignment and assumption transaction contemplated in this PARAGRAPH 1; (b) agrees that it will, independently and without reliance upon the Administrative Agent or any Existing Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (c) confirms that it is an Eligible Assignee; (d) appoints and authorizes Administrative Agent to take such action as "Administrative Agent" on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (e) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and (f) shall deliver to Administrative Agent any U.S. Internal Revenues Service or other forms required under SECTION 10.9 of the Credit Agreement.

1.4   SECTION 13.13(b) COMPLIANCE. Notwithstanding the provisions of
SECTION 13.13(b), the assignments among Existing Lenders and New Lenders contemplated and effected in accordance with this PARAGRAPH 1 and reflected on ANNEX A (the "SUBJECT ASSIGNMENTS")(a) shall be evidenced by this Amendment, not by separate Assignment and Acceptance Agreements; (b) shall not be subject to the minimum assignment requirements set forth in SECTION 13.13(b)(ii); provided, however, that any assignment by any Lender, other than the Subject Assignments, must satisfy the minimum assignment requirements of
SECTION 13.13(b)(ii) (as herein amended); and (c) shall not require the payment of the processing fee provided for in SECTION 13.13(b)(iv).

1.5 REPLACEMENT NOTES. On the Amendment Effective Date, Administrative Agent shall only cause replacement Notes to be issued to those Lenders which request that such Notes be issued in accordance with the provisions of SECTION 3.1(b)(as herein amended). Any such replacement Notes will reflect the respective Committed Sums for each Facility (as appropriate) of each Lender requesting such Notes, after giving effect to the assignments and assumptions contemplated and effected in accordance with PARAGRAPH 1.

1.6 CONSEQUENTIAL LOSS. To the extent the assignment and assumption contemplated in this PARAGRAPH 1 occurs on a date other than the last day of any Interest Period for any outstanding Eurodollar Rate Borrowing, Borrower agrees to pay to each Existing Lender (upon the request of each such Existing Lender) any Consequential Loss incurred by such Existing Lender as a result of the assignments and assumptions effected in this PARAGRAPH 1.

1.7 LENDERS. On and after the Amendment Effective Date (hereinafter defined), each reference to "Lender" or "Lenders" in the Credit Agreement and the related Loan Papers shall include New Lenders. Each reference to SCHEDULE 2.1 shall be to SCHEDULE 2.1 as set forth on ANNEX A, as the same may hereafter be amended or modified in accordance with the Loan Papers.

                                                                 First Amendment

PARAGRAPH 2. AMENDMENTS TO CREDIT AGREEMENT.

2.1 AMENDMENT CONCERNING MINIMUM AMOUNTS FOR PARTIAL ASSIGNMENTS. Section 13.13(b)(ii) of the Credit Agreement is revised in its entirety to read, as follows:

          "(ii) except in the case of an assignment to another Lender or an assignment of all of a Lender's Rights and obligations under this Agreement and the other Loan Papers, any partial assignment under any Facility shall not be less than the following amounts for the Facility indicated:

     FACILITY            MINIMUM ASSIGNMENT
     --------            ------------------
     Revolver Facility   $5,000,000 (inclusive of any concurrent assignments
                         under Term Loan A by the assigning Lender to the same
                         assignee)

     Term Loan A         $5,000,000 (inclusive of any concurrent assignments
                         under the Revolver Facility by the assigning Lender to
                         the same assignee)

     Term Loan B         $2,500,000

     Term Loan C         $2,000,000

     ; provided that, no partial assignment for any Facility (including any assignment among Lenders) may result in any Lender holding less than $1,000,000 in any Facility."

2.2 AMENDMENT CONCERNING ISSUANCE OF NOTES. In order to reflect that the Facilities are to be "noteless," unless a Lender specifically requests the issuance of Notes, the following amendments are hereby made:

     (a) Section 3.1 is amended by (i) deleting clauses (a), (b), (c), and (d) thereunder; (ii) changing clause (e) to be lettered as clause "(c)", and (iii) inserting new clauses (a) and (b) to read as follows:

               "(a) Principal Debt owed to each Lender shall be evidenced by one or more loan accounts or records maintained by such Lender in the ordinary course of business. The loan accounts or records maintained by the Administrative Agent (including, without limitation, the Register) and each Lender shall be conclusive evidence absent manifest error of the amount of the Borrowings made by Borrower from each Lender under this Agreement (and the Facilities and subfacilities thereunder) and the interest and principal payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of Borrower under the Loan Papers to pay any amount owing with respect to the Obligation.

               (b) Upon the request of any Lender, made through the Administrative Agent, the Principal Debt owed to such Lender may be evidenced by one or more of the following Notes (as the case may be);
          (i) a Revolving Note (with respect to Revolver Principal Debt, other than Swing

                                                                 First Amendment

               Line Principal Debt); (ii) a Swing Line Note (with respect to Swing Line Principal Debt); (iii) a Term Loan A Note (with respect to Term Loan A Principal Debt); (iv) a Term Loan B Note (with respect to Term Loan B Principal Debt); and (v) a Term Loan C Note (with respect to Term Loan C Principal Debt)."

     (b) SECTION 13.13 is amended (i) by adding the following parenthetical phrase immediately after each reference to "Note" or "Notes" occurring in the initial sentence of SECTION 13.13(b), in SECTION 13.13(b)(iii), in SECTION 13.13(b)(iv), in SECTION 13.13(d), and in SECTION 13.13(f):

               "(to the extent any Principal Debt owed to such assigning Lender is evidenced by a Note or Notes)".

2.3  AMENDMENTS TO THE DEFINITIONS AND TERMS.

     (a) The following additional definitions shall be alphabetically inserted (as appropriate) in Section 1 to read, as follows:

               "APPROVED FUND means, with respect to any Lender that is a fund or commingled investment vehicle that invests in loans, any other fund that invests in loans and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor."

               "MANAGING AGENTS means, collectively, Credit Lyonnais New York Branch and Union Bank of California, N.A. and their respective successors and assigns in such capacity."

     (b) The definition of "Collateral Documents" in SECTION 1 is amended by inserting the phrase "financing statements," after the phrase "pledge agreements," in the first line of such definition.

     (c) The definition of "Consolidated Debt" in SECTION 1 is amended to correct certain typographical errors by (i) placing a comma after the word "means" in the first line thereof, (ii) deleting the comma after the word "on" in the first line thereof, and (iii) changing the phrase "to the paid thereon" in the fifth line of the definition to read as follows: "to be paid thereon".

     (d) CLAUSE(a)(ii) in the definition of "Default Rate" is amended by substituting "2.5%" for "2%" in such clause.

     (e) The definition of "Eligible Assignee" in SECTION 1 is amended to include Approved Funds by (i) changing CLAUSE (c) to CLAUSE "(d)" and by inserting the following new CLAUSE (c) immediately after CLAUSE
          (b):

               "(c) an Approved Fund;".

     (f) The definition of "Lenders" is amended to include, for certain purposes, Lenders and Affiliates of Lenders that enter into Financial Hedges with Borrower; accordingly, the following proviso is added at the end of the definition of "Lenders" in SECTION 1:

                                                                 First Amendment

               "; provided that, solely for purposes of the Collateral Documents and SECTION 12, "LENDERS" shall also include any Lender or Affiliate of a Lender who is party to a Financial Hedge with Borrower and their respective successors and assigns (for purposes hereof, each Lender shall be deemed to have entered into this Agreement for and on behalf of any Affiliate now or hereafter party to a Financial Hedge with Borrower)."

2.4  ADDITIONAL AMENDMENTS.

     (a) The withholding tax provisions set forth in SECTION 4.6(d) are amended to address exemptions and appropriate forms for non-bank Lenders; accordingly, SECTION 4.6(d) is amended in its entirely to read, as follows:

               "(d) Each Lender organized under the Laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by Borrower or Administrative Agent (but only so long as such Lender remains lawfully able to do so), shall provide Borrower and Administrative Agent with (i) if such Lender is a "bank" within the meaning of Section 881(c)(3)(A) of the Code, Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States, or (ii) if such Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and intends to claim an exemption from United States withholding tax under Section 871(h), or 881(c) of the Code with respect to payments of "portfolio interest," a Form W-8, or any successor form prescribed by the Internal Revenue Service, and a certificate representing that such Lender is not a bank for purposes of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of Borrower, and is not a controlled foreign corporation related to Borrower (within the meaning of Section 864(d)(4) of the Code). Each Lender which so delivers a W-8, Form 1001, or 4224 further undertakes to deliver to Borrower and Administrative Agent additional forms (or a successor form) on or before the date such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, in each case certifying that such Lender is entitled to receive payments from Borrower under any Loan Paper without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender advises Borrower and Administrative Agent that it is not

                                                                 First Amendment
               capable of receiving such payments without any deduction or withholding of United States federal income tax."

     (b) Section 2.7(a)(ii) is amended to correct a typographical error by substituting the date "January 1, 2000" for the reference to the date "January 1, 1999" appearing in clause (b) of the proviso to such Section.

     (c) Section 12.1(c) is amended to correct a typographical error by substituting "the" for "by" in the fourth line thereof.

     (d) Section 12.3 is amended by substituting the term "ratably" for the phrase "its Pro Rata Part of" appearing in the fourth line thereof.

     (e) Section 13.13(b)(iv) is amended by inserting the phrase "or any Approved Fund" after the phrase "Affiliate of Lender" appearing in the proviso to such Section.

PARAGRAPH 3. AMENDMENT EFFECTIVE DATE. This Amendment shall be binding upon each Lender, Administrative Agent, Borrower, and each Guarantor on the last day (the "Amendment Effective Date") upon which counterparts of this Amendment shall have been executed and delivered to Administrative Agent by Borrower, Administrative Agent, each Lender, and each Guarantor, or when Administrative Agent shall have received, telecopied, telexed, or other evidence satisfactory to it that all such parties have executed and are delivering to Administrative Agent counterparts thereof.

PARAGRAPH 4. ACKNOWLEDGMENT AND RATIFICATION. As a material inducement to Administrative Agent and Lenders to execute and deliver this Amendment, Borrower and each Guarantor (a) consent to the agreements in this Amendment and (b) agree and acknowledge that the execution, delivery, and performance of this Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of Borrower or Guarantors under their respective Collateral Documents under the Credit Agreement, which Collateral Documents shall remain in full force and effect, and all Liens, guaranties, and rights thereunder are hereby ratified and confirmed.

PARAGRAPH 5. REPRESENTATIONS AND WARRANTIES. As a material inducement to Lenders to execute and deliver this Amendment, Borrower and Guarantors hereby represent and warrant to Lenders (with the knowledge and intent that Lenders are relying upon the same in entering into this Amendment) the following: (a) the representations and warranties in the Credit Agreement and in all other Loan Papers are true and correct on the date hereof in all material respects, as though made on the date hereof, (b) no Default or Potential Default exists under the Loan Papers or will exist after giving effect to the transactions contemplated by this Amendment, and (c) this Amendment has been duly authorized and approved by all necessary corporate action and requires the consent of no other Person, and upon execution and delivery, this Amendment shall be binding and enforceable against Borrower and each Guarantor in accordance with its terms.

PARAGRAPH 6. PLEDGE BY FUNDS. To the extent that any Term Loan B Lender or any Term Loan C Lender is organized as an investment fund or commingled investment vehicle, then in accordance with Section 13.13(f), Borrower and Administrative Agent hereby consent to the pledge by any such Lender of all or any portion of such Lender's Borrowings and Notes to such Lender's trustee in support of its obligations to such trustee.

                                                                 First Amendment

PARAGRAPH 7. MISCELLANEOUS.

7.1 EFFECT ON LOAN PAPERS. The Credit Agreement and all related Loan Papers shall remain unchanged and in full force and effect, except as provided in this Amendment, and are hereby ratified and confirmed. On and after the Amendment Effective Date, all references to the "Credit Agreement" or the "Agreement" shall be to the Credit Agreement as herein amended. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any Rights of the Lenders under the Credit Agreement or any Loan Papers, nor constitute a waiver under the Credit Agreement or any other provision of the Loan Papers.

7.2 REFERENCE TO MISCELLANEOUS PROVISIONS. This Amendment and the other documents delivered pursuant to this Amendment are part of the Loan Papers referred to in the Credit Agreement, and the provisions relating to Loan Papers set forth in SECTION 13 are incorporated herein by reference the same as if set forth herein verbatim.

7.3 COSTS AND EXPENSES. Borrower agrees to pay promptly the reasonable fees and expenses of counsel to Administrative Agent for services rendered in connection with the preparation, negotiation, reproduction, execution, and delivery of this Amendment.

7.4 COUNTERPARTS. This Amendment may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes, and all of which constitute, collectively , one agreement; but, in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart. It is not necessary that all parties execute the same counterpart so long as identical counterparts are executed by Borrower, each Lender, each Guarantor, and Administrative Agent.

7.5 THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

7.6 PARTIES. This Amendment binds and inures to Borrower, Administrative Agent, Lenders, Guarantors, and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment in multiple counterparts as of the respective dates indicated on each signature page hereof, but effective as of the Amendment Effective Date.

                  REMAINDER OF THIS PAGE INTENTIONALLY BLANK.
                           SIGNATURE PAGE TO FOLLOW.

                                       7
                                                                 FIRST AMENDMENT

     Signature Page to that certain First Amendment to Credit Agreement dated as of February 9, 1999, amending that certain Credit Agreement dated as of December 23, 1998, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, NationsBank, N.A., as Administrative Agent, and certain Lenders named therein.



                                   SYGNET WIRELESS, INC. (successor by merger to Dobson/Sygnet Operating Company, as Borrower


                                   By /s/ Richard D. Sewell Jr.
                                      -----------------------------------------
                                   (Name) Richard D. Sewell Jr.
                                          -------------------------------------
                                   (Title) Treasurer
                                          -------------------------------------



                                   SYGNET COMMUNICATIONS, INC., as Guarantor


                                   By /s/ Richard D. Sewell Jr.
                                      -----------------------------------------
                                   (Name) Richard D. Sewell Jr.
                                          -------------------------------------
                                   (Title) Treasurer
                                          -------------------------------------



                                                                 First Amendment
                                                                 ---------------

     Signature Page to that certain First Amendment to Credit Agreement dated as of February 9, 1999, amending that certain Credit Agreement dated as of December 23, 1998, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, NationsBank, N.A., as Administrative Agent, and certain Lenders named therein, including the undersigned.



                                   NATIONSBANK, N.A.,
                                   as Administrative Agent and a Lender



                                   By /s/ Julie A. Schler
                                      -----------------------------------------
                                   (Name) Julie A. Schler
                                          -------------------------------------
                                   (Title) Vice President
                                          -------------------------------------



                                                                 First Amendment
                                                                 ---------------

     Signature Page to that certain First Amendment to Credit Agreement dated as of February 9, 1999, amending that certain Credit Agreement dated as of December 23, 1998, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, NationsBank, N.A., as Administrative Agent, and certain Lenders named therein, including the undersigned.



                                   Name of Lender:
                                   Bank of Montreal
                                   ---------------------------------------------


                                   By:   /s/ Ola Anderssen
                                         ---------------------------------------
                                         Name: Ola Anderssen
                                               ---------------------------------
                                         Title: Director
                                               ---------------------------------


                                   By:
                                      ------------------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                               ---------------------------------



                                                                 First Amendment
                                                                 ---------------

     Signature Page to that certain First Amendment to Credit Agreement dated as of February 9, 1999, amending that certain Credit Agreement dated as of December 23, 1998, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, NationsBank, N.A., as Administrative Agent, and certain Lenders named therein, including the undersigned.



                                   Name of Lender:
                                   BANK OF NOVA SCOTIA
                                   ---------------------------------------------


                                   By:   /s/ Vincent J. Fitzgerald, Jr.
                                         ---------------------------------------
                                         Name: VINCENT J. FITZGERALD, JR.
                                               ---------------------------------
                                         Title: AUTHORIZED SIGNATORY
                                               ---------------------------------



                                                                 First Amendment
                                                                 ---------------

     Signature Page to that certain First Amendment to Credit Agreement dated as of February 9, 1999, amending that certain Credit Agreement dated as of December 23, 1998, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, NationsBank, N.A., as Administrative Agent, and certain Lenders named therein, including the undersigned.



                                   Name of Lender:
                                   BHF-BANK AKTIENGESELLSCHAFT
                                   --------------------------------------------



                                   By:  /s/ Michael T. Pellerito
                                       ----------------------------------------
                                       Name: MICHAEL T. PELLERITO
                                             ----------------------------------
                                       Title: AT
                                              ---------------------------------



                                   By:  /s/ Stephen B. Shelton
                                       ----------------------------------------
                                        Name: Stephen B. Shelton
                                              ---------------------------------
                                        Title: V.P.
                                              ---------------------------------



                                                                 First Amendment
                                                                 ---------------

     Signature Page to that certain First Amendment to Credit Agreement dated as of February 9, 1999, amending that certain Credit Agreement dated as of December 23, 1998, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, NationsBank, N.A., as Administrative Agent, and certain Lenders named therein, including the undersigned.



                                  Name of Lender:
                                  CARAVELLE INVESTMENT FUND, L.L.C.
                                  ---------------------------------------------



                                  By: CARAVELLE ADVISORS, L.L.C.
                                      ------------------------------------------
                                      AS INVESTMENT MANAGER AND ATTORNEY-IN-FACT



                                      By:  /s/ Dean Criares
                                          --------------------------------------
                                          Name: DEAN CRIARES
                                                --------------------------------
                                          Title: MANAGING DIRECTOR
                                                --------------------------------



                                                                 First Amendment
                                                                 ---------------

     Signature Page to that certain First Amendment to Credit Agreement dated as of February 9, 1999, amending that certain Credit Agreement dated as of December 23, 1998, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, NationsBank, N.A., as Administrative Agent, and certain Lenders named therein, including the undersigned.


                                   Name of Lender:

                                   CIBC INC.
                                   -------------------------------------------



                                   By: /s/ HAROLD BIRK
                                       ---------------------------------------
                                       Name:  HAROLD BIRK
                                       Title: EXECUTIVE DIRECTOR
                                              CIBC Oppenheimer Corp., AS AGENT





                                                                 First Amendment

     Signature Page to that certain First Amendment to Credit Agreement dated as of February 9, 1999, amending that certain Credit Agreement dated as of December 23, 1998, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, NationsBank, N.A., as Administrative Agent, and certain Lenders named therein, including the undersigned.


                                   Name of Lender:

                                   THE CIT GROUP/EQUIPMENT FINANCING, INC.
                                   -------------------------------------------



                                   By: /s/ J.E. PALMER
                                       ---------------------------------------
                                       Name:  J.E. PALMER
                                       Title: ASSISTANT VICE PRESIDENT



                                                                 First Amendment

     Signature Page to that certain First Amendment to Credit Agreement dated as of February 9, 1999, amending that certain Credit Agreement dated as of December 23, 1998, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, NationsBank, N.A., as Administrative Agent, and certain Lenders named therein, including the undersigned.


                                   Name of Lender:

                                   CREDIT LYONNAIS NEW YORK BRANCH
                                   -------------------------------------------



                                   By: /s/ MARK D. THORSHEIM
                                       ---------------------------------------
                                       Name:  MARK D. THORSHEIM
                                       Title: VICE PRESIDENT



                                                                 First Amendment

     Signature Page to that certain First Amendment to Credit Agreement dated as of February 9, 1999, amending that certain Credit Agreement dated as of December 23, 1998, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, NationsBank, N.A., as Administrative Agent, and certain Lenders named therein, including the undersigned.


                                   Name of Lender:

                                   CypressTree Institutional Fund, LLC
                                   -------------------------------------------
                                   By: CypressTree Investment Management
                                       Company, Inc. its Managing Member



                                   By: /s/ TIMOTHY M. BARNS
                                       ---------------------------------------
                                       Name:  TIMOTHY M. BARNS
                                       Title: MANAGING DIRECTOR





                                                                 First Amendment

     Signature Page to that certain First Amendment to Credit Agreement dated as of February 9, 1999, amending that certain Credit Agreement dated as of December 23, 1998, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, NationsBank, N.A., as Administrative Agent, and certain Lenders named therein, including the undersigned.


                                   Name of Lender:

                                   CypressTree Investment Fund, LLC
                                   -------------------------------------------
                                   By: CypressTree Investment Management
                                       Company, Inc. its Managing Member



                                   By: /s/ TIMOTHY M. BARNS
                                       ---------------------------------------
                                       Name:  TIMOTHY M. BARNS
                                       Title: MANAGING DIRECTOR




                                                                 First Amendment

     Signature Page to that certain First Amendment to Credit Agreement dated as of February 9, 1999, amending that certain Credit Agreement dated as of December 23, 1998, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, NationsBank, N.A., as Administrative Agent, and certain Lenders named therein, including the undersigned.


                                   Name of Lender:

                                   CypressTree Senior Floating Rate Fund
                                   -------------------------------------------
                                   By: CypressTree Investment Management
                                       Company, Inc. as Portfolio Manager



                                   By: /s/ TIMOTHY M. BARNS
                                       ---------------------------------------
                                       Name:  TIMOTHY M. BARNS
                                       Title: MANAGING DIRECTOR





                                                                 First Amendment

     Signature Page to that certain First Amendment to Credit Agreement dated as of February 9, 1999, amending that certain Credit Agreement dated as of December 23, 1998, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, NationsBank, N.A., as Administrative Agent, and certain Lenders named therein, including the undersigned.


                               EATON VANCE SENIOR INCOME TRUST,
                               as a Lender


                               By: Eaton Vance Management, as Investment Advisor



                               By: /s/ SCOTT H. PAGE
                                   --------------------------------------------
                                   Name:  SCOTT H. PAGE
                                   Title: VICE PRESIDENT






                                                                 FIRST AMENDMENT

     Signature Page to that certain First Amendment to Credit Agreement dated as of February 9, 1999, amending that certain Credit Agreement dated as of December 23, 1998, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, NationsBank, N.A., as Administrative Agent, and certain Lenders named therein, including the undersigned.


                                   Name of Lender:

                                   ELC (Cayman) Ltd.
                                   -------------------------------------------



                                   By: /s/ THOMAS M. FINKE
                                       ---------------------------------------
                                       Name:  THOMAS M. FINKE
                                       Title: MANAGING DIRECTOR






                                                                 FIRST AMENDMENT

     Signature Page to that certain First Amendment to Credit Agreement dated as of February 9, 1999, amending that certain Credit Agreement dated as of December 23, 1998, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, NationsBank, N.A., as Administrative Agent, and certain Lenders named therein, including the undersigned.


                                   Name of Lender:

                                   FIRST UNION NATIONAL BANK
                                   -------------------------------------------



                                   By: /s/ ANTHONY B. PARISI
                                       ---------------------------------------
                                       Name:  ANTHONY B. PARISI
                                       Title: VICE PRESIDENT




                                                                 FIRST AMENDMENT

     Signature Page to that certain First Amendment to Credit Agreement dated as of February 9, 1999, amending that certain Credit Agreement dated as of December 23, 1998, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, NationsBank, N.A., as Administrative Agent, and certain Lenders named therein, including the undersigned.


                                   Name of Lender:

                                   Fleet National Bank
                                   -------------------------------------------



                                   By: /s/ Christine Campanela
                                       ---------------------------------------
                                       Name:  Christine Campanela
                                       Title: Vice President



                                                                 FIRST AMENDMENT

     Signature Page to that certain First Amendment to Credit Agreement dated as of February 9, 1999, amending that certain Credit Agreement dated as of December 23, 1998, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, NationsBank, N.A., as Administrative Agent, and certain Lenders named therein, including the undersigned.


                                   Franklin Floating Rate Trust



                                   By: /s/ Chauncey Lufkin
                                       ---------------------------------------
                                           Chauncey Lufkin
                                           Senior Vice President

     Signature Page to that certain First Amendment to Credit Agreement dated as of February 9, 1999, amending that certain Credit Agreement dated as of December 23, 1998, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, NationsBank, N.A., as Administrative Agent, and certain Lenders named therein, including the undersigned.


                                   Name of Lender:

                                   Fremont Investment and Loan
                                   -------------------------------------------



                                   By: /s/ Kannika Vircann
                                       ---------------------------------------
                                       Name:  Kannika Vircann
                                       Title: Assistant Vice President



                                                                 FIRST AMENDMENT

     Signature Page to that certain First Amendment to Credit Agreement dated as of February 9, 1999, amending that certain Credit Agreement dated as of December 23, 1998, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, NationsBank, N.A., as Administrative Agent, and certain Lenders named therein, including the undersigned.


                                   Name of Lender:

                                   The Fuji Bank, Limited, Los Angeles Agency
                                   -------------------------------------------



                                   By: /s/ Hirotoshi Naito
                                       ---------------------------------------
                                       Name:  Hirotoshi Naito
                                       Title: Joint General Manager

     Signature Page to that certain First Amendment to Credit Agreement dated as of February 9, 1999, amending that certain Credit Agreement dated as of December 23, 1998, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, NationsBank, N.A., as Administrative Agent, and certain Lenders named therein, including the undersigned.


                           Name of Lender:

                           THE ING CAPITAL SENIOR SECURED HIGH INCOME FUND, L.P.
                           -----------------------------------------------------


                           By: ING Capital Advisors, LLC, as Investment Advisor
                               -------------------------------------------------


                           By: /s/ Michael D. Hatley
                               -------------------------------------------------
                               Name:  MICHAEL D. HATLEY
                               Title: SENIOR VICE PRESIDENT







                                                                 First Amendment

     Signature Page to that certain First Amendment to Credit Agreement dated as of February 9, 1999, amending that certain Credit Agreement dated as of December 23, 1998, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, NationsBank, N.A., as Administrative Agent, and certain Lenders named therein, including the undersigned.


                                   Name of Lender:

                                   STEIN ROE & FARNHAM INCORPORATED, AS AGENT
                                   FOR KEYPORT LIFE INSURANCE COMPANY
                                   -------------------------------------------



                                   By: /s/ Brian W. Good
                                       ---------------------------------------
                                       Name:  Brian W. Good
                                       Title: Vice President




                                                                 FIRST AMENDMENT

     Signature Page to that certain First Amendment to Credit Agreement dated as of February 9, 1999, amending that certain Credit Agreement dated as of December 23, 1998, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, NationsBank, N.A., as Administrative Agent, and certain Lenders named therein, including the undersigned.


                                   KZH CYPRESSTREE-1 LLC, as a Lender



                                   By: /s/ Virginia Conway
                                       ---------------------------------------
                                       Name:  Virginia Conway
                                       Title: Authorized Agent



                                       22

                                                                 FIRST AMENDMENT

     Signature Page to that certain First Amendment to Credit Agreement dated as of February 9, 1999, amending that certain Credit Agreement dated as of December 23, 1998, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, NationsBank, N.A., as Administrative Agent, and certain Lenders named therein, including the undersigned.


                                   KZH STERLING LLC, as a Lender



                                   By: /s/ Virginia Conway
                                       ---------------------------------------
                                       Name:  Virginia Conway
                                       Title: Authorized Agent



                                       23
                                                                 FIRST AMENDMENT

     Signature Page to that certain First Amendment to Credit Agreement dated as of February 9, 1999, amending that certain Credit Agreement dated as of December 23, 1998, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, NationsBank, N.A., as Administrative Agent, and certain Lenders named therein, including the undersigned.


                                   Name of Lender:

                                   MERRILL LYNCH PRIME RATE PORTFOLIO
                                   By: Merrill Lynch Asset Management, L.P.,
                                       as Investment Advisor


                                   By: /s/ ANDREW C. LIGGIO
                                       ---------------------------------------
                                       ANDREW C. LIGGIO
                                       AUTHORIZED SIGNATORY




                                                                 FIRST AMENDMENT

     Signature Page to that certain First Amendment to Credit Agreement dated as of February 9, 1999, amending that certain Credit Agreement dated as of December 23, 1998, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, NationsBank, N.A., as Administrative Agent, and certain Lenders named therein, including the undersigned.


                                   Name of Lender:

                                   MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.



                                   /s/ ANDREW C. LIGGIO
                                   ---------------------------------------
                                   ANDREW C. LIGGIO
                                   AUTHORIZED SIGNATORY



                                                                 First Amendment

     Signature Page to that certain First Amendment to Credit Agreement dated as of February 9, 1999, amending that certain Credit Agreement dated as of December 23, 1998, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, NationsBank, N.A., as Administrative Agent, and certain Lenders named therein, including the undersigned.


                                   Name of Lender:

                                   Metropolitan Life Insurance Co.
                                   -------------------------------------------



                                   By: /s/ James R. Dingler
                                       ---------------------------------------
                                       Name:  James R. Dingler
                                       Title: Director



                                                                 First Amendment

     Signature Page to that certain First Amendment to Credit Agreement dated as of February 9, 1999, amending that certain Credit Agreement dated as of December 23, 1998, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, NationsBank, N.A., as Administrative Agent, and certain Lenders named therein, including the undersigned.


                                   Name of Lender:

                                   National City Bank
                                   -------------------------------------------



                                   By: /s/ Theodore M. Schmitt
                                       ---------------------------------------
                                       Name:  Theodore M. Schmitt
                                       Title: Vice President



                                                                 First Amendment

     Signature Page to that certain First Amendment to Credit Agreement dated as of February 9, 1999, amending that certain Credit Agreement dated as of December 23, 1998, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, NationsBank, N.A., as Administrative Agent, and certain Lenders named therein, including the undersigned.


                                   Name of Lender:

                                   North American Senior Floating Rate Fund
                                   -------------------------------------------
                                   By: CypressTree Investment Management
                                       Company, Inc. as Portfolio Manager


                                   By: /s/ Timothy M. Barns
                                       ---------------------------------------
                                       Name:  TIMOTHY M. BARNS
                                       Title: MANAGING DIRECTOR



                                                                 First Amendment

     Signature Page to that certain First Amendment to Credit Agreement dated as of February 9, 1999, amending that certain Credit Agreement dated as of December 23, 1998, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, NationsBank, N.A., as Administrative Agent, and certain Lenders named therein, including the undersigned.


                                   Name of Lender:

                                   OAK HILL SECURITIES FUND, L.P.

                                   By: Oak Hill Securities GenPar, L.P.
                                       its General Partner


                                   By: Oak Hill Securities MGP Inc.,
                                       its General Partner


                                   By: /s/ Scott D. Krase
                                       ---------------------------------------
                                       Name:  Scott D. Krase
                                       Title: Vice President



                                                                 First Amendment

     Signature Page to that certain First Amendment to Credit Agreement dated as of February 9, 1999, amending that certain Credit Agreement dated as of December 23, 1998, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, NationsBank, N.A., as Administrative Agent, and certain Lenders named therein, including the undersigned.


                                   OAK MOUNTAIN LIMITED, as a Lender

                                   By: Alliance Capital Management L.P., as
                                       Investment Manager

                                       By: Alliance Capital Management
                                           Corporation, as General Partner

                                           By: /s/ Nurseli Seker
                                               --------------------------------
                                               Name:  NURSELI SEKER
                                               Title: VICE PRESIDENT



                                                                 First Amendment

     Signature Page to that certain First Amendment to Credit Agreement dated as of February 9, 1999, amending that certain Credit Agreement dated as of December 23, 1998, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, NationsBank, N.A., as Administrative Agent, and certain Lenders named therein, including the undersigned.


                                   Name of Lender:

                                   The OFFITBANK Investment Fund Inc.
                                   -------------------------------------------



                                   By: /s/ Wallace Mathai-Davis
                                       ---------------------------------------
                                       Name:  Wallace Mathai-Davis
                                       Title: Secretary Treasurer



                                                                 First Amendment

     Signature Page to that certain First Amendment to Credit Agreement dated as of February 9, 1999, amending that certain Credit Agreement dated as of December 23, 1998, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, NationsBank, N.A., as Administrative Agent, and certain Lenders named therein, including the undersigned.


                                   Name of Lender:

                                   PARIBAS
                                   -------------------------------------------



                                   By: /s/ Darlynn Kitcher
                                       ---------------------------------------
                                       Name:  DARLYNN KITCHER
                                       Title: VICE PRESIDENT


                                   By: /s/ Thomas G. Brandt
                                       ---------------------------------------
                                       Name:  THOMAS G. BRANDT
                                       Title: DIRECTOR



                                                                 First Amendment

     Signature Page to that certain First Amendment to Credit Agreement dated as of February 9, 1999, amending that certain Credit Agreement dated as of December 23, 1998, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, NationsBank, N.A., as Administrative Agent, and certain Lenders named therein, including the undersigned.


                                   Name of Lender:

                                   PILGRIM PRIME RATE TRUST
                                   -------------------------------------------
                                   By: Pilgrim Investments, Inc.
                                       as its Investment Manager


                                   By: /s/ Robert L. Wilson
                                       ---------------------------------------
                                       Name:  Robert L. Wilson
                                       Title: Vice President



                                                                 First Amendment

     Signature Page to that certain First Amendment to Credit Agreement dated as of February 9, 1999, amending that certain Credit Agreement dated as of December 23, 1998, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, NationsBank, N.A., as Administrative Agent, and certain Lenders named therein, including the undersigned.


                                   Name of Lender:

                                   PNC BANK, NATIONAL ASSOCIATION
                                   -------------------------------------------



                                   By: /s/ Thomas A. Coates
                                       ---------------------------------------
                                       Name:  Thomas A. Coates
                                       Title: Vice President



                                                                 First Amendment

     Signature Page to that certain First Amendment to Credit Agreement dated as of February 9, 1999, amending that certain Credit Agreement dated as of December 23, 1998, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, NationsBank, N.A., as Administrative Agent, and certain Lenders named therein, including the undersigned.


                                   SENIOR DEBT PORTFOLIO
                                   as a Lender


                                   By: Boston Management and Research, as
                                       Investment Advisor



                                        By: /s/ Scott H. Page
                                            ------------------------------------
                                            Name:  SCOTT H. PAGE
                                            Title: VICE PRESIDENT



                                                                 First Amendment

     Signature Page to that certain First Amendment to Credit Agreement dated as of February 9, 1999, amending that certain Credit Agreement dated as of December 23, 1998, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, NationsBank, N.A., as Administrative Agent, and certain Lenders named therein, including the undersigned.


                             Name of Lender:

                             STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY
                             -------------------------------------------------



                             By: /s/ Brian W. Good
                                 ---------------------------------------------
                                 Name:  Brian W. Good
                                 Title: Vice President, Stein Roe & Farnham
                                        Incorporated, as Advisor to the
                                        Stein Roe Floating Rate Limited
                                        Liability Company



                                                                 First Amendment

     Signature Page to that certain First Amendment to Credit Agreement dated as of February 9, 1999, amending that certain Credit Agreement dated as of December 23, 1998, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, NationsBank, N.A., as Administrative Agent, and certain Lenders named therein, including the undersigned.


                                   SYNDICATED LOAN FUNDING TRUST
                                   as a Lender

                                   By: LEHMAN COMMERCIAL PAPER INC., not in
                                       its individual capacity, but solely as
                                       Asset Manager


                                       By: /s/ WILLIAM J. GALLAGHER
                                           ------------------------------------
                                           Name:  WILLIAM J. GALLAGHER
                                           Title: AUTHORIZED SIGNATORY



                                                                 First Amendment

     Signature Page to that certain First Amendment to Credit Agreement dated as of February 9, 1999, amending that certain Credit Agreement dated as of December 23, 1998, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, NationsBank, N.A., as Administrative Agent, and certain Lenders named therein, including the undersigned.


                                   Name of Lender:

                                   Toronto Dominion (Texas), Inc.
                                   -------------------------------------------



                                   By: /s/ Jimmy Simien
                                       ---------------------------------------
                                       Name:  Jimmy Simien
                                       Title: Vice President



                                                                 First Amendment

     Signature Page to that certain First Amendment to Credit Agreement dated as of February 9, 1999, amending that certain Credit Agreement dated as of December 23, 1998, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, NationsBank, N.A., as Administrative Agent, and certain Lenders named therein, including the undersigned.


                                   Name of Lender:

                                   TRAVELERS CORPORATE LOAN FUND INC.
                                   -------------------------------------------


                                   By: Travelers Asset Management
                                       International Corporation
                                       ---------------------------------------



                                       By: /s/ Jordan M. Stitzer
                                           ------------------------------------
                                           Name:  Jordan M. Stitzer
                                           Title: Vice President



                                                                 First Amendment

     Signature Page to that certain First Amendment to Credit Agreement dated as of February 9, 1999, amending that certain Credit Agreement dated as of December 23, 1998, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, NationsBank, N.A., as Administrative Agent, and certain Lenders named therein, including the undersigned.


                                   Name of Lender:

                                   UNION BANK OF CALIFORNIA, N.A.
                                   -------------------------------------------



                                   By: /s/ RYAN D. FLANAGAN
                                       ---------------------------------------
                                       Name:  RYAN D. FLANAGAN
                                       Title: ASSISTANT VICE PRESIDENT



                                                                 First Amendment

     Signature Page to that certain First Amendment to Credit Agreement dated as of February 9, 1999, amending that certain Credit Agreement dated as of December 23, 1998, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower, NationsBank, N.A., as Administrative Agent, and certain Lenders named therein, including the undersigned.


                                   Name of Lender:

                                   Van Kampen Prime Rate Income Trust
                                   -------------------------------------------



                                   By: /s/ Jeffrey W. Maillet
                                       ---------------------------------------
                                       Name:  Jeffrey W. Maillet
                                       Title: Senior Vice President & Director



                                                                 First Amendment